Exhibit 99.1

For Immediate Release

Contact: John Lynch, Vice President, Treasurer and Investor Relations, 508-482-2314

Waters Reports Third Quarter 2016 Financial Results

Company Delivers Revenue of $527 Million and

Diluted GAAP EPS of $1.53 (Non-GAAP EPS of $1.57)

•	Sales grew 5% as reported and in constant currency

•	Strength in bio/pharmaceutical markets and in key Asian geographies

•	Steady growth in chemistry consumables and service products

Milford, Massachusetts, October 25, 2016 - Waters Corporation (NYSE: WAT) reported third quarter 2016 sales of $527 million, a 5% increase versus sales of $501 million in the third quarter of 2015. Foreign currency translation did not materially impact sales growth. On a GAAP basis, earnings per diluted share (EPS) for the third quarter were up 9% to $1.53 compared to $1.40 for the third quarter of 2015. On a non-GAAP basis, including the adjustments in the attached reconciliation, EPS increased 11% to $1.57 from $1.42 in the third quarter of 2015. A description and reconciliation of GAAP to non-GAAP EPS is attached and can be found on the Company’s website at http://www.waters.com under the caption “Investors”.

Through the first nine months of 2016, sales for the Company were $1,539 million, up 6% compared with sales of $1,456 million in the first nine months of 2015. Foreign currency translation did not materially impact sales growth. On a GAAP basis, EPS for the first nine months of 2016 were up 12% to $4.26 compared to $3.82 for the comparable period in 2015. On a non-GAAP basis and including adjustments in the attached reconciliation, EPS increased 12% to $4.41 in the first nine months of 2016 as compared to $3.94 in 2015.

Commenting on the Company’s performance, Christopher J. O’Connell, President and Chief Executive Officer said, “Our third quarter sales performance was highlighted by continued strength in our core bio/pharmaceutical business, impressive growth in Asia, particularly China, and ongoing contribution from our recurring revenues. These drivers offset softer demand from our industrial, governmental and academic customers, and combined with disciplined expense management enabled us to deliver strong EPS growth.”

Sales growth percentages are on an as reported basis and are the same as the sales growth percentages on a constant currency basis, unless otherwise noted, and are detailed in the attached reconciliation of GAAP to non-GAAP sales.

Results from the Company’s markets in the quarter were highlighted by 13% sales growth from the broadly defined bio/pharmaceutical market and 2% sales growth (or 1% in constant currency) from the industrial market, offset by a 15% decline in sales within the governmental and academic markets.

Geographically, the Company’s sales growth in Asia was 16% (or 13% in constant currency), with continued strong demand from China. Sales in Europe decreased by 3% (or 1% in constant currency), with stronger Western European results, offset by weaker demand from Eastern Europe. Sales in the U.S. decreased by 1% in the quarter, with pharmaceutical sector growth offset by weaker governmental and academic demand.

The Company’s recurring revenues, the combination of service and chemistry consumables, posted 8% (or 7% in constant currency) sales growth, while instrument system sales grew approximately 3% in the quarter.

As communicated in a prior press release, Waters Corporation will webcast its third quarter 2016 financial results conference call this morning, October 25, 2016 at 8:00 a.m. eastern time. To listen to the call, connect to www.waters.com, choose “Investors” and click on the “Live Webcast”. A replay will be available through November 1, 2016 at midnight eastern time, similarly by webcast and also by phone at 203-369-1050.

About Waters Corporation

Waters Corporation (NYSE: WAT) develops and manufactures advanced analytical science technologies for laboratory-dependent organizations. For more than 50 years, the Company has pioneered a connected portfolio of separations science, laboratory information management, mass spectrometry and thermal analysis systems.

Non-GAAP Financial Measures

This press release contains financial measures, such as constant currency growth rate, adjusted operating income, adjusted earnings per share and adjusted operating margin, among others, which are considered “non-GAAP” financial measures under applicable U.S. Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles (GAAP). The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. The non-GAAP financial measures used in this press release adjust for specified items that can be highly variable or difficult to predict. The Company generally uses these non-GAAP financial measures to facilitate management’s financial and operational decision-making, including evaluation of Waters Corporation’s historical operating results, comparison to competitors’ operating results and determination of management incentive compensation. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting Waters Corporation’s business. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the tables accompanying this release.

CAUTIONARY STATEMENT

This release may contain “forward-looking” statements regarding future results and events. For this purpose, any statements that are not statements of historical fact may be deemed forward-looking statements. Without limiting the foregoing, the words, “feels”, “believes”, “anticipates”, “plans”, “expects”, “intends”, “suggests”, “appears”, “estimates”, “projects”, and similar expressions, whether in the negative or affirmative, are intended to identify forward-looking statements. The Company’s actual future results may differ significantly from the results discussed in the forward-looking statements within this release for a variety of reasons, including and without limitation, the affect on the Company’s financial results from the United Kingdom voting to exit the European Union; foreign exchange rate fluctuations potentially affecting translation of the Company’s future non-U.S. operating results; the impact on demand among the Company’s various market sectors from economic, sovereign and political uncertainties; fluctuations in expenditures by the Company’s customers, in particular large pharmaceutical companies; introduction of competing products by other companies and loss of market share; pressures on prices from competitors and/or customers; regulatory, economic and competitive obstacles to new product introductions; other changes in demand from the effect of mergers and acquisitions by the Company’s customers; increased regulatory burdens as the Company’s business evolves, especially with respect to the U.S. Food and Drug Administration and U.S. Environmental Protection Agency, among others; shifts in taxable income in jurisdictions with different effective tax rates; the outcome of tax examinations or changes in respective country legislation affecting the Company’s effective tax rate; the ability to access capital, maintain liquidity and service our debt in volatile market conditions, particularly in the U.S., as a large portion of the Company’s cash is held and operating cash flows are generated outside the U.S.; environmental and logistical obstacles affecting the distribution of products and risks associated with lawsuits and other legal actions, particularly involving claims for infringement of patents and other intellectual property rights. Such factors and others are discussed more fully in the sections entitled “Forward-Looking Statements” and “Risk Factors” of the Company’s annual report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission, which “Forward-Looking Statements” and “Risk Factors” discussions are incorporated by reference in this release. The forward-looking statements included in this release represent the Company’s estimates or views as of the date of this release report and should not be relied upon as representing the Company’s estimates or views as of any date subsequent to the date of this release.

Waters Corporation and Subsidiaries

Condensed Preliminary Unclassified Consolidated Balance Sheets

(In thousands and unaudited)

	October 1, 2016	December 31, 2015
Cash, cash equivalents and investments	2,713,015	2,399,263
Accounts receivable	441,768	468,315
Inventories	303,183	263,415
Property, plant and equipment, net	329,721	333,355
Intangible assets, net	221,619	218,022
Goodwill	356,446	356,864
Other assets	211,030	229,443
Total assets	4,576,782	4,268,677

Notes payable and debt	1,782,008	1,668,336
Other liabilities	535,634	541,490
Total liabilities	2,317,642	2,209,826

Total equity	2,259,140	2,058,851
Total liabilities and equity	4,576,782	4,268,677

Waters Corporation and Subsidiaries

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	October 1, 2016	October 3, 2015	October 1, 2016	October 3, 2015
Net sales	$526,830	$500,578	$1,538,636	$1,455,722

Costs and operating expenses:
Cost of sales	218,344	206,804	639,874	604,757
Selling and administrative expenses	123,861	124,655	382,793	367,066
Research and development expenses	30,418	30,703	92,434	90,209
Purchased intangibles amortization	2,476	2,573	7,531	7,547

Operating income	151,731	135,843	416,004	386,143

Interest expense, net	(6,281)	(6,281)	(18,469)	(19,462)

Income from operations before income taxes	145,450	129,562	397,535	366,681

Provision for income taxes	20,594	13,281	50,410	48,682

Net income	$124,856	$116,281	$347,125	$317,999

Net income per basic common share	$1.55	$1.42	$4.29	$3.85

Weighted-average number of basic common shares	80,677	82,036	80,923	82,552

Net income per diluted common share	$1.53	$1.40	$4.26	$3.82

Weighted-average number of diluted common shares and equivalents	81,388	82,784	81,573	83,305

Waters Corporation and Subsidiaries

Reconciliation of GAAP to Adjusted Non-GAAP

Net Sales by Operating Segment, Products & Services, Geography and Markets

Three Months Ended October 1, 2016 and October 3, 2015

(in thousands)

					Constant
	Three Months Ended		Percent	Currency	Currency
	October 1, 2016	October 3, 2015	Change	Impact	Growth Rate (a)
NET SALES - OPERATING SEGMENT

Waters	$470,913	$445,575	6%	$1,148	5%
TA	55,917	55,003	2%	227	1%

Total	$526,830	$500,578	5%	$1,375	5%

NET SALES - PRODUCTS & SERVICES

Instruments	$265,820	$258,760	3%	$(393)	3%

Service	176,896	163,645	8%	361	8%
Chemistry	84,114	78,173	8%	1,407	6%

Total Recurring	261,010	241,818	8%	1,768	7%

Total	$526,830	$500,578	5%	$1,375	5%

NET SALES - GEOGRAPHY

Americas	$203,124	$200,575	1%	$(482)	2%
Europe	128,191	132,104	(3%)	(3,111)	(1%)
Asia	195,515	167,899	16%	4,968	13%

Total	$526,830	$500,578	5%	$1,375	5%

NET SALES - MARKETS

Pharmaceutical	$302,146	$267,311	13%	$74	13%
Industrial	159,013	156,116	2%	1,373	1%
Government & Academic	65,671	77,151	(15%)	(72)	(15%)

Total	$526,830	$500,578	5%	$1,375	5%

(a)	The Company believes that referring to comparable constant currency growth rates is a useful way to evaluate the underlying performance of Waters Corporation’s net sales. Constant currency growth rate, a non-GAAP financial measure, measures the change in net sales between current and prior year periods, ignoring the impact of foreign currency exchange rates during the current period. See description of non-GAAP financial measures contained in this release.

Waters Corporation and Subsidiaries

Reconciliation of GAAP to Adjusted Non-GAAP

Net Sales by Operating Segment, Products & Services, Geography and Markets

Nine Months Ended October 1, 2016 and October 3, 2015

(in thousands)

					Constant
	Nine Months Ended		Percent	Currency	Currency
	October 1, 2016	October 3, 2015	Change	Impact	Growth Rate (a)
NET SALES - OPERATING SEGMENT

Waters	$1,373,837	$1,297,475	6%	$(4,676)	6%
TA	164,799	158,247	4%	(91)	4%

Total	$1,538,636	$1,455,722	6%	$(4,767)	6%

NET SALES - PRODUCTS & SERVICES

Instruments	$762,166	$737,747	3%	$(5,284)	4%

Service	521,158	483,880	8%	(1,849)	8%
Chemistry	255,312	234,095	9%	2,366	8%

Total Recurring	776,470	717,975	8%	517	8%

Total	$1,538,636	$1,455,722	6%	$(4,767)	6%

NET SALES - GEOGRAPHY

Americas	$584,760	$570,807	2%	$(3,098)	3%
Europe	396,540	383,919	3%	(2,440)	4%
Asia	557,336	500,996	11%	771	11%

Total	$1,538,636	$1,455,722	6%	$(4,767)	6%

NET SALES - MARKETS

Pharmaceutical	$871,241	$785,465	11%	$(4,553)	12%
Industrial	479,220	466,505	3%	1,123	2%
Government & Academic	188,175	203,752	(8%)	(1,337)	(7%)

Total	$1,538,636	$1,455,722	6%	$(4,767)	6%

(a)	The Company believes that referring to comparable constant currency growth rates is a useful way to evaluate the underlying performance of Waters Corporation’s net sales. Constant currency growth rate, a non-GAAP financial measure, measures the change in net sales between current and prior year periods, ignoring the impact of foreign currency exchange rates during the current period. See description of non-GAAP financial measures contained in this release.

Waters Corporation and Subsidiaries

Reconciliation of GAAP to Adjusted Non-GAAP Financials

Quarters and Nine Months Ended October 1, 2016 and October 3, 2015

(in thousands, except per share data)

								Income from
								Operations
			Selling &	Research &		Operating	Interest	before	Provision for		Diluted
	Net	Cost of	Administrative	Development	Operating	Income	Expense,	Income	Income	Net	Earnings
	Sales	Sales	Expenses(e)	Expenses	Income	Percentage	Net	Taxes	Taxes	Income	per Share
Quarter Ended October 1, 2016
GAAP	$526,830	$218,344	$126,337	$30,418	$151,731	28.8%	$(6,281)	$145,450	$20,594	$124,856	$1.53
Adjustments:
Purchased intangibles amortization (a)	—	—	(2,476)	—	2,476	0.5%	—	2,476	732	1,744	0.02
Restructuring costs, asset impairments, acquisition-related costs & certain other items (c)	—	—	(964)	—	964	0.2%	—	964	839	125	—
Certain income tax items (d)	—	—	—	—	—	—	—	—	(756)	756	0.01

Adjusted Non-GAAP	$526,830	$218,344	$122,897	$30,418	$155,171	29.5%	$(6,281)	$148,890	$21,409	$127,481	$1.57

Quarter Ended October 3, 2015
GAAP	$500,578	$206,804	$127,228	$30,703	$135,843	27.1%	$(6,281)	$129,562	$13,281	$116,281	$1.40
Adjustments:
Purchased intangibles amortization (a)	—	—	(2,573)	—	2,573	0.5%	—	2,573	738	1,835	0.02
Restructuring costs, asset impairments, acquisition-related costs & certain other items (c)	—	—	(1,732)	—	1,732	0.3%	—	1,732	772	960	0.01
Certain income tax items (d)	—	—	—	—	—	—	—	—	1,832	(1,832)	(0.02)

Adjusted Non-GAAP	$500,578	$206,804	$122,923	$30,703	$140,148	28.0%	$(6,281)	$133,867	$16,623	$117,244	$1.42

Nine Months Ended October 1, 2016
GAAP	$1,538,636	$639,874	$390,324	$92,434	$416,004	27.0%	$(18,469)	$397,535	$50,410	$347,125	$4.26
Adjustments:
Purchased intangibles amortization (a)	—	—	(7,531)	—	7,531	0.5%	—	7,531	2,203	5,328	0.07
Stock award modification (b)	—	—	(7,085)	—	7,085	0.5%	—	7,085	2,657	4,428	0.05
Restructuring costs, asset impairments, acquisition-related costs & certain other items (c)	—	—	(6,552)	—	6,552	0.4%	—	6,552	2,500	4,052	0.05
Certain income tax items (d)	—	—	—	—	—	—	—	—	874	(874)	(0.01)

Adjusted Non-GAAP	$1,538,636	$639,874	$369,156	$92,434	$437,172	28.4%	$(18,469)	$418,703	$58,644	$360,059	$4.41

Nine Months Ended October 3, 2015
GAAP	$1,455,722	$604,757	$374,613	$90,209	$386,143	26.5%	$(19,462)	$366,681	$48,682	$317,999	$3.82
Adjustments:
Purchased intangibles amortization (a)	—	—	(7,547)	—	7,547	0.5%	—	7,547	2,159	5,388	0.06
Restructuring costs, asset impairments, acquisition-related costs & certain other items (c)	—	—	(5,020)	—	5,020	0.3%	—	5,020	1,771	3,249	0.04
Certain income tax items (d)	—	—	—	—	—	—	—	—	(1,367)	1,367	0.02

Adjusted Non-GAAP	$1,455,722	$604,757	$362,046	$90,209	$398,710	27.4%	$(19,462)	$379,248	$51,245	$328,003	$3.94

(a)	The Purchased intangibles amortization, a non-cash expense, was excluded to be consistent with how management evaluates the performance of its core business against historical operating results and the operating results of competitors over periods of time.
(b)	The non-cash expense associated with accelerating the vesting of certain stock awards was excluded as the Company believes these expenses are not indicative of normal operating costs.
(c)	Restructuring costs, asset impairments, acquisition-related costs and certain other items were excluded as the Company believes that the cost to consolidate operations and reduce overhead; the cost to complete acquisitions; the non-cash expense to record asset impairments and certain other income or expense items are not normal and do not represent future ongoing business expenses of a specific function or geographic location of the Company.
(d)	Certain income tax items were excluded as these non-cash expenses and benefits represent updates in management’s assessment of ongoing examinations or other tax items that are not indicative of the Company’s normal or future income tax expense.
(e)	Includes purchased intangibles amortization.